SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         15-Oct-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF AUGUST 14, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-E)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                           333-73712            95-4596514
(State or Other                    (Commission     (I.R.S. Employer
Jurisdiction of                    File Number)     Identification
Incorporation)                                             Number)



4500 Park Granada, Calabasas, CA                                   91302
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:                818-225-3240

Item 5.  Other Events

On                        15-Oct-02a scheduled distribution was made from the
             trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                          15-Oct-02The Monthly Report is filed pursuant to and
             in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A. Monthly Report Information:
See Exhibit No.1

B. Have any deficiencies occurred?   NO.
Date:
Amount:

C. Item 1: Legal Proceedings:      NONE

D. Item 2: Changes in Securities:  NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.           Item 5: Other Information - Form 10-Q, Part II -
             Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

             Exhibit No.

1. Monthly Distribution Report dated                      15-Oct-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-E

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                        15-Oct-02


             Beginning Certificate
Class        Balance(1)            Principal              Interest
Note         1,070,000,000.00      25,510,114.24      3,736,231.94


                                                   Ending Certificate
Class        Cusip                 Losses                  Balance
Note         126671RJ7             0.00            1,044,489,885.76

      AMOUNTS PER $1,000 UNIT


Class        Principal             Interest                  Total
Note         23.84122826           3.49180555           27.33303381



             Ending Certificate                    Current Pass-Through
Class        Balance                    Losses       Interest Rate
Note         976.15877174               0.00              2.027500%


Investor Certificate Rates based on a LIBOR of:    1.76750%


Distribution Date:                        15-Oct-02

             Distribution Statement
             Sale and Servicing Agreement dated August 14, 2002


(i) Investor Floating Allocation Percentage              100.00000%

(ii) Investor Distribution Amount                    29,246,346.18
(iii) Note Interest                                   3,736,231.94
Note Interest not payable,
     due to insufficient Investor Interest Collecti           0.00
(iv) Unpaid Investor Interest Shortfall paid                  0.00
 Per $1000 of Original Investor Principal Balance         0.000000

(v) RemainingRemaining Unpaid Investor Interest Sho           0.00
 Per $1000 ofPer $1000 of Original Investor Princip       0.0000000

(vi), (vii) Principal Distributed
 Investor Loss Amount paid as principal                       0.00
 Investor Loss Reduction Amounts paid as principal            0.00
 Accelerated Principal Distribution Amount                    0.00
 Scheduled Principal Collections Payment Amount      25,510,114.24
 Guaranteed Principal Distribution Amount                     0.00
 Total Principal Distributed                         25,510,114.24

(viii) Unreimbursed Investor Loss Reduction Amounts           0.00
 Per $1000 of Original Investor Principal Balance         0.0000000

(ix) Basis Risk Carryforward Distributed                      0.00

(x) Basis Risk Carryforward Remaining                         0.00

(xi) Servicing Fee                                      439,236.03
 Accrued and Unpaid Servicing Fees from Prior Perio           0.00

(xii) Invested Amount (before distributions)       1,070,000,000.00
 Invested Amount (after distributions)             1,044,489,885.76
 Investor Certificate Principal Balance (after dist1,044,489,885.76
 Note Factor                                              0.9761588

(xiii) Asset Balance of Mortgage Loans             1,028,656,365.65

(xiv) Credit Enhancement Draw Amount                          0.00

(xv) Delinquency Information
                     Count             Balance      % of Group Bal
 30-59 days                                      0            0.00     0.000000%
 60-89 days                                      3      102,872.00     0.010001%
 90 or more days                                 0            0.00     0.000000%
 Total                                           3      102,872.00     0.010001%
The above statistics do not include loans in foreclosure or REO properties.


 Bankruptcy                      3       58,193.39        0.005657%

(xvi) Foreclosure and REO Information

                     Count             Balance      % of Group Bal
 Foreclosure                     0            0.00        0.000000%
 REO                             0            0.00        0.000000%
 Total                           0            0.00        0.000000%


(xvii) Optional Servicer Advances (Current Collection Period)              0.00
 Optional Servicer Advances (Outstanding)                                  0.00

(xviii) Note Rate                                                  2.027500%

(xix) Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
 Count                                                           0
 Principal Balance                                            0.00

(xx) Subordinated Transferor Collections                      0.00

(xxi) Overcollateralization Step-Down Amount                  0.00

(xxii) Available Transferor Subordinated Amount               0.00
 Required Transferor Subordinated Amount              5,270,832.40
 Interest Collections (non-Investor)                          0.00
 Transferor Principal Collections                             0.00

(xxiii) Mortgage Loans for which the Mortgage Loan File was not delivered to the Indenture Trustee within 30 days of the
 Closing Date
             Number                           0.00
             Balance                          0.00


Other information

Transferor Principal Balance (Beginning)                        (15,833,520.11)
Transferor Principal Balance (Ending)                           (15,833,520.11)
Investor Fixed Allocation Percentage                           100%
Periods until Step-Down Remittance                                 30

Mortgage Loans Payment Summary
Interest Received                                                  3,650,861.18
Net Liquidation Proceeds (Allocable to Interest)                           0.00
Insurance Proceeds (Allocable to Interest)                                 0.00
Servicer Optional Advance (Allocable to Interest)                          0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                  0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                    0.00
Residual Advance                                                     760,304.01
Total Interest                                                     4,411,165.19
Investor Interest Collections                                      3,971,929.16

Begining Balance                                   1,054,166,479.89
Principal Collections                                              76,626,460.12
Net Liquidation Proceeds (Alloc. to Principal)                             0.00
Insurance Proceeds (Alloc. to Principal)                                   0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                    0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                      0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                0.00
Transfer Deposit Amount per Sect. 2.02 (a)                                 0.00
Total Principal                                      76,626,460.12

Additional Balances                                  51,116,345.88
Ending Principal Balance                           1,028,656,365.65
Total Collections                                    80,598,389.28
Alternative Principal Payment                        25,510,114.24

Loans Average Daily Balance                        1,040,767,502.26

Weighted Average Loan Rate                                4.271627%
Weighted Average Net Loan Rate                            3.641627%
Maximum Rate                                              3.591741%

Excess Interest                                               0.00

Loan Modification Summary                                   Current   Cumulative
Loans with Senior Lien Balance Modification (CLTV<8     124,155.97   124,155.97
Loans with Senior Lien Balance Modification (CLTV>8     306,079.12   306,079.12
Loans with Credit Limit Modification                     18,000.00    18,000.00
Loans with Gross Margin Modification                          0.00         0.00

Credit Enhancer Information
Amount due to Credit Enhancer from Prepayment Shortfall                    0.00
MBIA Surety Bond in force?                                      YES
Credit Enhancement Draw Amount                                0.00
Guaranteed Principal Payment Amount                           0.00
Guaranteed Distribution                               3,736,231.94
Credit Enhancement Premium                              235,697.22


Beginning O/C Amount                                          0.00
Ending O/C Amount                                             0.00
Ending O/C Amount (% of Original Pool Balance)                0.00%

Liquidation Loss Amount (Current Period)                      0.00
Liquidation Loss Amount (Cumulative)                          0.00



Monthly Delinquency Rate                                  0.009759%
Rolling Six Month Delinquency Rate                        0.009759%
Spread Rate                                               1.614127%
Excess Spread Rate                                        1.614127%

Required Subordinated Percentage                              1.50%
Balance used for Required Subordinated Amount       Initial Balance
Initial Subordinated Amount                         (15,833,520.11)
Can Required Transferor Subordinated Amount be Reduced?                       NO
Has a Rapid Amortization Event occurred?                                      NO
Cause of Rapid Amortization Event.                                            NA
Has an Event of Servicing Termination occurred?                               NO
Cause of Event of Servicing Termination.                                      NA




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CWABS, INC.

                                                   By: /s/ Barbara Grosse
                                                   Name:  Barbara Grosse
                                                   Title: Vice President
                                                   Bank One

Dated:                     10/15/02